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                                                                    EXHIBIT 99.3
                                    CONSENT

  The undersigned hereby consents to being named as a director of American General Hospitality Corporation (the "Company") as described in the Company's Registration Statement on Form S-11 to be filed with the Securities and Exchange Commission.

MAY 2, 1996                                              /s/ JAMES B. MCCURRY
                                                         -----------------------
                                                            James B. McCurry